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                                  Exhibit 99.1

                            CERTIFICATION REQUIRED BY
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") by LoJack Corporation (the "Company"), I, Ronald J. Rossi, as the Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

        . the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

        . the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Ronald J. Rossi
                                         ------------------------------
                                         Ronald J. Rossi
                                         Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to LoJack Corporation and will be retained by LoJack Corporation and furnished to the Securities and Exchange Commission or its staff upon request.